UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 North Hamilton Street, No. 200 High Point, North Carolina 27260	27260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Stanley Furniture Company, Inc. (the “Company”) was held on May 25, 2017. The proposals listed below were submitted to a vote of stockholders and are described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2017.

1. Stockholders elected two directors for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2020. The election was approved by the following vote:

Director	For	Withheld
Jeffery S. Gilliam	8,883,891	1,116,491
Steven A. Hale, II	8,980,933	1,019,449

2. Stockholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement. The proposal was approved by the following vote:

For	Against	Abstain
9,784,123	128,453	87,806

3. The option to hold advisory votes on the compensation of the Company’s named executive officers every one year received the highest number of votes, as set forth below:

1 Year	2 Years	3 Years	Abstain
9,341,249	1,480	633,142	24,511

Consistent with a majority of the advisory votes cast and the recommendation of the Company’s Board of Directors, the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers annually, until the next vote on the frequency of such advisory votes.

4. Stockholders approved the Rights Agreement designed to protect against a possible limitation of the Company’s ability to use its net operating loss carryforwards. The proposal was approved by the following vote:

For	Against	Abstain
8,836,474	984,749	179,159

5. Stockholders approved the material terms of the performance goals under the Stanly Furniture Company, Inc. 2012 Incentive Compensation Plan. The proposal was approved by the following vote:

For	Against	Abstain
9,877,939	100,371	22,072

There were no broker non-votes with respect to any of the proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: May 25, 2017	By:	/s/ Anita W. Wimmer
Anita W. Wimmer
Vice President of Finance (Principal Financial and Accounting Officer)